                                                                    EXHIBIT 4.11

                               DRAXIS HEALTH INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                              AMENDED AND RESTATED
                           EFFECTIVE DECEMBER 1, 1998

1.       THE PLAN

         The Draxis Health Inc. Stock Purchase and Bonus Plan is amended and restated effective December 1, 1998 and is after such date referred to as the Draxis Health Inc. Employee Stock Ownership Plan (the "Plan").

2.       PURPOSE

         The Draxis Health Inc. Stock Ownership Plan (the "Plan") is intended to develop the interest and incentive of employees including permanent part-time employees (collectively, the "Employees") of Draxis Health Inc. (the "Company") and its subsidiaries in their day-to-day operations in the growth and development of the Company and its subsidiaries by giving the Employees an opportunity to purchase common shares of the Company ("Common Shares").

3.       ELIGIBILITY

         All Employees of the Company and its subsidiaries (collectively the "Employer") are eligible to purchase Common Shares under the terms of the Plan.

4.       COMMON SHARES TO BE OFFERED

         The Common Shares to be made available for the purposes of the Plan shall be purchased for the purpose of selling such shares to an Employee by Montreal Trust Company of Canada (the "Trustee") in the open market on the Toronto and Nasdaq Stock Exchanges and held pursuant to the terms and conditions of this Plan and the terms of the trust agreement between the Company and the Trustee dated ______________ and annexed hereto as Exhibit A.

5.       RIGHT TO PURCHASE COMMON SHARES

         All Employees shall be participants ("Participants") in the Plan unless prior to December 31 of each Year, an Employee advises his or her Employer that he or she does not wish to be a participant in the Plan for the calendar year then ending. Each Participant shall complete a stock purchase form (in the form annexed hereto as Schedule A-1 for non-U.S. Residents and in the form annexed hereto as Schedule A-2 for U.S. residents).

6.       TERMS AND CONDITIONS OF THE PURCHASE PLAN

         The purchase of Common Shares by Participants from the Trustee pursuant to the Plan shall be subject to the following terms and conditions:

(a) PURCHASE PRICE. The purchase price for each Common Share to be purchased by a Participant shall, notwithstanding the actual purchase price, be deemed to be the last reported sale price (the "Purchase Price") of the Common Shares on The Toronto Stock Exchange on December 31 of the Year just ended or, if such day is not a business day, then the last business day in December.

(b) TRANSFERABILITY. Any rights granted to a Participant under this Plan may not be transferred other than by will or the laws of succession on intestacy in the jurisdiction in which the Participant had his last fixed place of abode and will be exercisable during a Participant's lifetime only by the Participant.

(c) NUMBER OF SHARES A PARTICIPANT MAY PURCHASE. The Trustee shall purchase for each Participant that number of Common Shares (the "Employee Shares") that is equal to the quotient obtained when 7% of a Participant's cash compensation, including bonuses, from the Employer with respect to the immediately preceding Year (the "Reference Year") is divided by the Purchase Price.

(d) ADJUSTMENT IN NUMBER OF COMMON SHARES. The number of Employee Shares that a Participant may purchase under the Plan, or the Purchase Price, shall be appropriately adjusted for any change in the Common Shares, or in the number of Common Shares outstanding, by reason of any recapitalization, reorganization, merger consolidation, split or any similar change affecting the Common Shares, except that any fraction of a Common Share resulting from any such adjustment will be eliminated.

(e)      PAYMENT AND RELEASE OF SHARES.

         (i) Each Participant shall satisfy the entire amount of the Purchase Price for the Employee Shares to be purchased (the "Purchased Shares") by him pursuant to this Plan by issuing to the Trustee a non-interest bearing promissory note (the "Promissory Note") in the form annexed hereto as Schedule B, payable in five equal instalments (the "Instalment(s)") on the first, second, third, fourth and fifth anniversary of the Purchase Date (the "Instalment Date(s)"). The Promissory Note shall be in the form attached hereto as Schedule B. The Trustee shall hold the Purchased Shares as security for the payment of the Promissory Note.

         (ii) On each Instalment Date and subject as hereinafter provided, the amounts paid to the Trustee pursuant to the Participant's direction described in Section 8 hereof shall be accepted by the Trustee in satisfaction of the Participant's obligation to pay the amount due on an Instalment Date pursuant to the terms of the Promissory Note. Provided, however, no

                  Purchased Shares shall be released unless and until the Company has advised the Trustee that the requisite employee source withholdings have been provided by the Participant.

         (iii) Subject to payment in accordance with paragraph 6(e)(ii) hereof, Common Share certificates representing the Purchased Shares owned by a Participant and the Share Earnings described in paragraph 7(a) hereof and held by the Trustee as security for payment of the Promissory Note, shall be released to the Participant by the Trustee and registered in the name of the Participant, or as he or she may direct as follows:

                  A. one-fifth of the Purchased Shares upon full payment of the first Instalment on the first Instalment Date;

                  B. one-fifth of the Purchased Shares upon full payment of the second Instalment on the Second Instalment Date; and

                  C. one-fifth of the Purchased Shares upon full payment of the third Instalment on the Third Instalment Date;

                  D. one-fifth of the Purchased Shares upon full payment of the fourth Instalment on the Fourth Instalment Date;

                  E. one-fifth of the Purchased Shares upon full payment of the fifth Instalment on the Fifth Instalment Date;

                  F.       all of the Share Earnings on the Fifth Instalment
                           Date;

         (iv) prior to the release of any certificates pursuant to paragraph 6(e)(iii) above, the Participant shall provide to the Trustee a certificate (in the form attached hereto as Schedule D) stating that the representations made in Schedule A are true and correct as of the date of release of the certificate. If such certificate cannot be provided, the Trustee shall hold the Purchased Shares to be released to the Participant until such time as a certificate can be provided, unless such Purchased Shares are registered under the SECURITIES ACT of 1933 of the United States, as amended, or an exemption from registration requirements is available thereunder, based upon an opinion of the Company's counsel.

(f) RIGHTS IN THE EVENT OF TERMINATION OF EMPLOYMENT OR ENGAGEMENT OF A PARTICIPANT FOR ANY REASON.

         (i) Upon termination ("Termination") of the employment of a Participant for any reason including death, the Participant's right to purchase additional Common Shares pursuant to the Plan shall be immediately canceled and be of no further effect.

         (ii) Upon a Participant's termination of employment due to death, permanent disability or resignation AFTER age 60 Participants will be entitled to continue to receive the release of Employee Shares in accordance with paragraph 6(e) and Section 8 hereof and the terms thereof shall apply mutatis mutandis.

         (iii) Upon a Participant's termination of employment due to death, permanent disability or resignation prior to age 60, any amount owing in respect of the Purchase Price for the Employee Shares shall be immediately due and payable and any such obligation of a Participant may be satisfied by surrendering the Employee Shares held by the Trustee as security by the Trustee for any unpaid balance of the Purchase Price for the Purchased Shares. In such an event an amount will be included in a Participant's income for income tax purposes equal to the amount, if any, by which the amount payable under the Promissory Note outstanding at the date of such termination of employment exceeds the value of the particular Employee Shares at that time.

7.       COMMON SHARES HELD BY TRUSTEE PRIOR TO PURCHASE BY OR RELEASE TO
         PARTICIPANTS

         Until the Employee Shares held by the Trustee as security in accordance with paragraph 6(e) are released to the Participant pursuant to the Plan:

         (a) the Trustee shall, in respect of such Employee Shares hold such Shares and any dividends, income or distributions in respect thereof and any substitutions therefor and any interest thereon (the "Share Earnings"); and

         (b) the Trustee, subject to Section 9 of the Plan, shall exercise all voting rights and other rights attaching to such Employee Shares, in accordance with the instructions of a Participant for whom such Shares are held.

8.       CASH BONUS OR FEE

         Except where circumstances described in paragraphs 9(a) and 9(e) have occurred, on each Instalment Date, the Company shall pay to a Participant a cash bonus or fee in respect of past services, the gross amount of which shall be equal to the amount payable under the Promissory Note to the Trustee on the Instalment Date. Each Participant shall execute a direction to the Company in the form attached hereto as Schedule C directing it to pay over the amount of such cash bonus to the Trustee in full satisfaction of Participant's obligation to pay the amount due on the Instalment pursuant to the terms of the Promissory Note.

9.       TAKEOVER BID

         (a)      If:

                  (i) an offeror makes an offer to purchase 50% or more of the outstanding Common Shares to all or substantially all holders of the Common Shares and the board of directors of the Company recommends acceptance of such offer to the shareholders of the Company, or

                  (ii) an insider of the Company makes an offer to purchase Common Shares to all or substantially all holders of the Common Shares;

                  (iii) or an offeror makes an offer, by way of merger, amalgamation, reorganization, consolidation, exchange or otherwise, the result of which would be the acquisition by such offeror, directly or indirectly, of 50% or more of the outstanding equity securities of the Company or a successor entity;

                  (iv) an offeror makes an offer to purchase substantially all of the assets of the Company; or

                  (v) the Company shall consolidate or merge with or into, amalgamate with, or enter into a statutory arrangement or business combination with, any other individual, partnership, association, trust, unincorporated organization corporation (other than a corporation controlled directly or indirectly by the Company) and, in connection therewith, all or part of the outstanding shares of the Company which have voting rights attached thereto shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for shares or other securities of the Company or any other individual, partnership, association, trust, unincorporated organization or corporation or for cash or any other property and control of the Company is thereby materially affected;

                  and the board of directors of the Company recommends acceptance of such offer, merger, consolidation or the like (the "Proposed Transaction") to the shareholders of the
                  Company:

                  upon a Proposed Transaction offer described in (i), (ii),
                  (iii) or (v):

                  All Employee Shares held by the Trust will be tendered or voted in favour of the Proposed Transaction; and in the event the Proposed Transaction is successful, the Company will declare a cash bonus for each Participant in the amount of all outstanding Promissory Notes payable. The full pre-tax portion of the bonus will be paid to the Trust in satisfaction of the interest-free loans. The consideration pursuant to the transaction will be released to Participants following payment by them of the requisite withholdings on the amount of such bonus.

                  upon a Proposed Transaction offer described in (iv):

                  All Plan Shares held by the Trust will be voted in favour of the Proposed Transaction; and in the event the Proposed Transaction is successful, the Company will declare a cash bonus for each Participant in the amount of all outstanding promissory notes payable. The full pre-tax portion of the bonus will be paid to the Trust in satisfaction of the interest-free loans. All Plan Shares will be released to Participants following payment by them of the requisite withholdings on the amount of such bonus.

         (b) In the event the Board of Directors does not recommend acceptance of a Proposed Transaction offer, the Plan Shares will be voted in accordance with the Board recommendation. However, in the event a Proposed Transaction takes place, the consequences described above relating to a recommended Proposed Transaction shall apply. In the event a Proposed Transaction does not take place the provisions of the Plan as they existed prior to receiving a Proposed Transaction offer will apply;

         (c) any of the Chairman or the President, on behalf of the Company, may give the Trustee written notice (the "Notice") stating that

                  (i) the board of directors of the Company has or has not recommended acceptance of Proposed Transaction offer to shareholders of the Company;

                  (ii) the provisions of this Section 9, where applicable, are operative;

                  (iii) the Trustee should either tender or not tender pursuant to the Proposed Transaction offer all Employee Shares held by the Trustee pursuant to the provisions of the Plan;

         (d)      if an offeror under a Proposed Transaction described in (i),
                  (ii) or (iii) does not take up and pay for the Employee Shares tendered pursuant to the offer as described therein and as a result such Shares are returned to the Trustee then the Employee Shares shall remain in the Plan as security for payment of the Promissory Notes and the rights of the Participants, other than the Insiders, under the Plan shall continue as if this Section 7 had not come into effect.

10.      SALE OF SHARES - COMMISSIONS

         Commissions on the purchase of Common Shares by the Trustee for the purposes of the Plan will be borne and paid for by the Company. Commissions with respect to any sale of Common Shares shall be borne and paid for by the Vendor of such shares.

11.      ADMINISTRATION

         (a) This Plan shall be administered by the Chairman of the Company who shall have full power and authority to interpret and construe the terms and conditions of the Plan and the terms and conditions of any rights granted under the Plan. Any determination by the Chairman shall be final and conclusive unless otherwise determined by the Board of Directors of the Company, and in any such event such determination of the Board of Directors shall be final and conclusive.

         (b) Neither the Trustee, the Board of Directors, nor the Chairman of the Company, nor any member of the Board of Directors shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, or any rights granted under the Plan. The Trustee, the members of the Board of Directors and the Chairman, and each of them, shall be indemnified and saved harmless by the Company from and against any and all claims, losses, damages, expenses and liabilities to which they may be subjected by reason of any act reasonably taken or omitted in good faith with respect to the Plan or any rights granted under the Plan, including all expenses reasonably incurred in their defense in case the Company fails to provide such defense.

         (c) Any and all costs of administration of the Plan shall be borne and paid for by the Company.

12.      GOVERNING LAW

         This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada.

13.      APPLICATION

         The terms and conditions of this Plan effective December 1, 1998 will apply to all shares held by the Trustee pursuant to the terms of the Plan whether acquired prior to or after November 30, 1998. Provided however that the terms of paragraph 4(f) of the Draxis Health Inc. Stock Purchase and Bonus Plan restated 1997 shall apply to those Common Shares acquired prior to November 30, 1998 and held by the Trustee.

14.      EFFECTIVE DATE

         All provisions set forth herein have effect from December 1, 1998.

15.      AMENDMENT AND DISCONTINUANCE

         (a) The Board of Directors of the Company shall have the right to amend, modify or discontinue this Plan or any rights granted under this Plan at any time without notice.

         (b) Upon discontinuance of the Plan any assets remaining in the Plan shall be disposed of as follows:

                  (i) all Employee Shares shall be released to the Participants against payment therefor; and

                  (ii) any amounts remaining in the Plan shall be used firstly to repay all advances by the Company to the Trustee.

         If amounts are insufficient to repay the entire amount of the advances by the Company to the Trustee, the Company shall pay to the Trustee the amount of the shortfall as a contribution to the Plan, such that all advances made by the Company to the Trustee can be repaid. Any surplus remaining after repayment of all of the advances by the Company shall be paid to the Company.

                                  SCHEDULE A-1

                               DRAXIS HEALTH INC.

                              STOCK OWNERSHIP PLAN

TO:               Draxis Health Inc.

AND TO:           Montreal Trust Company of Canada
                  Trustee of the Draxis Health Inc.
                  Stock Ownership Plan

A.       APPLICATION

         Words capitalized and not otherwise defined herein shall have the meanings ascribed thereto in the Plan or the Trust Agreement.

         I, the undersigned, acknowledge that I have been advised by Draxis Health Inc. (the "Company") that I am eligible to participate in the Draxis Health Inc. Stock Ownership Plan (the "Plan") and that I have received a copy of the Plan and accompanying Trust Agreement.

         I irrevocably acknowledge and accept the terms and conditions of the Plan and hereby elect to participate in the Plan.

         I hereby apply to purchase at the Purchase Price per Common Share ________________________ Common Shares (the "Elected Number") (not to exceed the amount that results when 7% of the Participant's cash compensation or fees during the Reference Year from the Company is divided by the Purchase Price).

         I enclose a Promissory Note in the amount of $___________ in favour of the Trustee in payment of the Elected Number of Common Shares (the "Elected Number").

Name:                                       Employee No.:
     --------------------------------                    -----------------------
(please print)                              Social Insurance No.
                                                                ----------------

Address:
        -----------------------------

        -----------------------------

        -----------------------------

Dated this _______ day of _____________________, 19___.



-------------------------------------
Signature


-------------------------------------
(Print Name)

Draxis Health Inc. hereby acknowledges and confirms the foregoing.

DATED this _______ day of _____________________, 19___.

                                        DRAXIS HEALTH INC.

                                        By:
                                           -------------------------------------

                                   SCHEDULE B

                                 PROMISSORY NOTE

PRINCIPAL AMOUNT                                  Toronto, Ontario
$____________                                ________________________, 19___


         FOR VALUE RECEIVED, I, the undersigned (the "Payor"), hereby acknowledge myself indebted to and promise to pay to Montreal Trust Company
of Canada (the "Payee"), on demand, the principal sum of $        in lawful
money of Canada in five equal instalments on the first, second, third, fourth and fifth anniversaries of the date of this promissory note (the "Note").

         This Note is given pursuant to the terms and conditions of the Draxis Health Inc. Stock Ownership Plan in which the Payor is a participant.

         Upon the demand of the Payee, the entire unpaid balance of this Note shall become due and payable without notice, protest or other act and the Payor hereby waives presentment for payment.

         All sums which are payable hereunder shall be payable at 151 Front Street West, 8th Floor, Toronto, Ontario M5J 2M1 or such other place as the Payee may direct in writing.

         This Note shall be governed by the laws of the Province of Ontario, may be amended only in writing, shall bind the Payor, shall benefit the Payee, its successors and assigns and is not subject to any representation, right, agreement or condition (oral, written, expressed, implied, statutory, collateral or other) other than as expressed herein in writing. No waiver of any right expressed herein shall bind the Payee unless expressly stated in writing signed by the Payee and such requirement shall not be waived by either the Payor or the Payee.

         IN WITNESS WHEREOF the Payor has executed this Note.


---------------------------------  ------------------------------
Witness                                 Payor


---------------------------------  ------------------------------
(Print Name)                            (Print Name)

                                   SCHEDULE C

                                    DIRECTION

TO:               Draxis Health Inc.

         Reference is made to the Draxis Health Inc. Stock Ownership Plan (the "Plan"). Words capitalized and not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

         The undersigned hereby directs the Company to pay over to the Trustee the amount of any cash bonus or fee contemplated under the Plan (the "Bonus") paid by an Employer to the undersigned in respect of past services. The gross amount of the Bonus shall be equal to the amount payable by the undersigned under the Promissory Note to the Trustee on the Instalment Date.

         DATED this _______ day of _____________________, 19___.


                                             Signature



                                             -----------------------------------
                                             (Print Name)

                                             Address:
                                                     ---------------------------

                                             -----------------------------------

                                             -----------------------------------


                                             Employee No.
                                                         -----------------------

                                             Social Insurance No.:

                                             -----------------------------------

                                   SCHEDULE D

                               DRAXIS HEALTH INC.

                              STOCK OWNERSHIP PLAN

TO:               Montreal Trust Company of Canada
                  Trustee of the Draxis Health Inc.
                  Stock Ownership Plan

         Words capitalized and not otherwise defined herein shall have the meanings ascribed thereto in the Plan or the Trust Agreement.

         I, the undersigned, hereby certify that the representations and
warranties made in the Stock Purchase Form signed by me on          are true
and correct on the date hereof.

         DATED this _______ day of _____________________, 19___.



                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             (Print Name)

                                    EXHIBIT A

THIS TRUST AGREEMENT is entered into effective as of the ______ day of_________, 19____.

B E T W E E N:                      DRAXIS HEALTH INC., a company duly
                                    incorporated under the laws of Canada,
                                    (hereinafter referred to as the "Company")

                                               OF THE FIRST PART

                                    - A N D -

                                    ROYAL TRUST CORPORATION OF CANADA, a trust company incorporated under the laws of Canada, (hereinafter referred to as the "Trustee")

                                               OF THE SECOND PART

WHEREAS Deprenyl Research Limited (the "Former Company") established an Employees Stock Purchase Plan, the Stock Purchase and Bonus Plan (the "Prior Plan") for the purpose of providing benefits to certain of its employees and of the employees of any designated subsidiary or affiliated corporation;

AND WHEREAS the Prior Plan provided for the establishment of a trust fund to be maintained in order to provide for the benefits described in the Plan;

AND WHEREAS the Former Company established such a trust fund and appointed the Montreal Trust Company of Canada to be the trustee of such trust fund under a trust agreement dated December 1, 1990;

AND WHEREAS the Former Company changed its name to Draxis Health Inc. (the "Company");

AND WHEREAS the Company has amended and restated the Prior Plan, wherein, amongst other amendments the name has been changed to the Draxis Health Inc. Employee Stock Ownership Plan (the "Plan", as hereinafter defined) and attached hereto as Exhibit "A";

AND WHEREAS Royal Trust Corporation of Canada, pursuant to an Agreement of Purchase and Sale, dated February 19, 1997, purchased Montreal Trust Company of Canada's right and title to and interest in their Pension Trust and Custody Business;

AND WHEREAS the Company now wishes to appoint Royal Trust Corporation of Canada as trustee of the Plan and to amend and restate the trust agreement in its entirety;

AND WHEREAS the Company shall be responsible for all matters relating to the interpretation and administration of the Plan;

NOW THEREFORE the Company and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

The following terms set out herein with initial capital letters shall have the meanings assigned below:

BENEFICIARIES:             shall mean any person entitled to receive benefits or
                           payments in accordance with the terms of the Plan and may include the Company.

DIRECTION:                 shall mean all directions, notices, requests,
                           instructions and objections given in accordance with
                           Article VI by those individuals so authorized to make such representations and to issue such directions under the terms of this Agreement or as provided in writing.

INVESTMENT MANAGER:        shall mean any person appointed by the Company to
                           manage the investment of the whole or any portion of the Trust Fund, who may be, but shall not be limited to, an employee of the Company, or a subsidiary thereof, or a board or committee, the members of which consist of one or more employees, and is responsible for directing the Trustee with respect to all investments of the Trust Fund.

PLAN: shall mean the employee's stock purchase plan which is known and designated as the Draxis Health Inc. Employee Stock Ownership Plan and has been established by the Company for the purpose of providing benefits to certain of its employees and employees of any subsidiary or affiliated corporation, as amended from time to time.

RELATED PARTY:             shall mean the Trustee or any individual, firm,
                           partnership, association, trust, corporation or other person which is a restricted party of the Trustee within the meaning of the Loan and Trust Corporations
                           Act, 1987 (Ontario) or in which the Trustee is directly or indirectly interested.

TRUST FUND:                shall mean all money and assets paid and delivered to
                           the Trustee, and acceptable to the Trustee, together with any earnings, profits and increments thereon and all assets from time to time substituted therefor, less authorized payments therefrom.

                                   ARTICLE II
                      ESTABLISHMENT AND ACCEPTANCE OF TRUST

2.1      ESTABLISHMENT OF TRUST FUND

         All assets paid or delivered or caused to be paid and delivered by the Company from time to time to the Trustee and acceptable to the Trustee, together with any earnings, profits and increments thereon and assets from time to time substituted therefor, shall constitute the Trust Fund established in conjunction with the Plan and shall be held by the Trustee in trust and applied by the Trustee in the manner and for the purposes provided in this Trust Agreement.

         Money paid or property distributed by the Trustee in accordance with the provisions of this Trust Agreement shall cease to form part of the Trust Fund upon the Trustee taking such action as is normally required for making payments or delivery of property.

2.2      APPOINTMENT AND ACCEPTANCE OF TRUST

         The Company hereby appoints the Trustee as trustee of, and the Trustee hereby accepts, the trust created by this Trust Agreement, and the Trustee agrees to hold, invest and administer the Trust Fund subject to the terms and conditions of this Trust Agreement.

2.3      BENEFICIARIES

         No Beneficiary shall have any claim against the Trustee or bring an action against the Trust Fund or require an accounting of the Trust Fund except by or through the Company. In addition, any claim for or right to any benefit or payment of any amount shall be governed solely by the terms of the Plan and applicable legislation.

2.4      FISCAL YEAR

         The fiscal year of the Trust Fund shall end on the 31st day of December of each year.

                                   ARTICLE III
                             CONCERNING THE TRUSTEE

3.1      RESPONSIBILITIES OF THE TRUSTEE

         The Trustee shall:

         3.1.1 Hold title to all assets comprising the Trust Fund, for the account of the Trust Fund;

         3.1.2 Keep the Trust Fund distinct from its own assets and those of any other person in the accounts and records kept by the Trustee and should the assets of the Trust Fund for any reason become mixed with the assets of the

                  Trustee, the entire resulting mixed fund shall be deemed to be held by the Trustee in trust hereunder to the extent necessary to satisfy the Trust Fund's claim on such mixed fund;

         3.1.3 From time to time, make all distributions, disbursements and payments out of the Trust Fund to such persons (including the Company) on Directions;

         3.1.4 The Trustee will notify the Company upon the receipt by it of any assignment or attempted assignment or notice thereof or of any involuntary assignment, seizure, garnishment or any process of law or execution or notice thereof in respect of any benefit payable out of the Trust Fund.

         3.1.5 Take all reasonable steps to collect and receive all income, principal, dividends and other payments and distributions when due in respect of any assets of the Trust Fund and promptly credit all such receipts received by it to the Trust Fund;

         3.1.6 Act in accordance with the Directions with respect to the exercise of its powers including, without limitation, the acquisition or disposition of any asset and the exercise of any voting rights, warrants, options or conversion or exchange privileges, or other rights attached to or available in connection with any assets at any time forming part of the Trust Fund or with respect to any other matter pursuant to this Trust Agreement;

         3.1.7 Receive all contributions under the Plan or other transfers of assets to the Trust Fund made by the Company or any other person or persons pursuant to the terms of the Plan and this Trust Agreement;

         3.1.8 Keep accurate and detailed accounts and records of all assets and transactions with respect to the Trust Fund which shall be open to inspection and audit at all reasonable times by any person duly authorized by the Company;

         3.1.9 Keep, or cause to be kept, accurate and detailed accounts and records of all contribution and forfeiture amounts, if any, credited to each Beneficiary under the Plan, the investments acquired therewith, the earnings and profits thereon and any withdrawals therefrom;

         3.1.10 Provide to the Company, within ninety (90) days following the last day of the fiscal year of the Trust Fund, or such other accounting period as may be agreed upon by the Company and the Trustee, or following the resignation or the removal of the Trustee, a statement of account showing all assets, transactions, receipts and disbursements during the accounting period in such form as, may from time to time, be agreed by the Company and the Trustee;

         3.1.11 Provide, or cause to be provided, to each Beneficiary, at the end of such accounting periods and in such form as may be agreed upon from time to time by the Company and the Trustee, a statement of the account of such Beneficiary showing the contributions and forfeitures credited to the Beneficiary, the investments acquired therewith, the earnings and profits thereon and any withdrawals therefrom. One such statement shall be provided as at December 31 in each year, and

         3.1.12 Calculate any applicable taxes with respect to the Trust Fund, file any required tax or information returns or other filings, withhold from any payments from the Trust Fund and remit from the Trust Fund all taxes and other assessments and provide to each Beneficiary an annual income tax information slip, all as may be required of the Trustee under the Income Tax Act (Canada).

3.2      STANDARD OF CARE

         In exercising its powers and performing its responsibilities hereunder, the Trustee shall act honestly and in good faith and shall exercise the same degree of care which it gives to its own assets of a similar kind.

3.3      LIMITATION OF LIABILITY

         3.3.1 The Trustee shall not be liable for any loss to, or diminution of, the Trust Fund resulting from any act or omission in connection with the affairs of the Trust, except to the extent that such loss or diminution is directly caused by the Trustee's breach of the standard of care set forth in section 3.2.

         3.3.2 The Trustee shall have no duty or responsibility with respect to the administration of the Plan, the collection of contributions required to be made under the Plan by the Company, or employees of the Company, or for the adequacy of the Trust Fund to meet and discharge any payments and liabilities under the Plan.

         3.3.3 The Trustee shall not be responsible for any loss to or diminution of the Trust Fund resulting from the acquisition, retention, or sale of any assets of the Trust Fund made in accordance with Directions.

         3.3.4 The Trustee shall not be liable to any person for any action in accordance with Directions or failure to act in the absence of Directions.

         3.3.5 Upon the expiration of ninety (90) days from the date of mailing of any statements or reports provided for under sub-section 3.1.10, the Trustee shall be released and discharged from all liability and accountability to anyone with respect to its acts and transactions during the period covered by the statements, except with respect to those identified by the Company under section 4.1.7 and those which are a breach of the Trustee's standard of care set forth in section 3.2.

         3.3.6 Provided reasonable care was exercised in the selection of any counsel, auditors, advisors, agents or other persons employed by the Trustee hereunder, the Trustee shall be fully protected in acting in good faith on the opinion or advice of or information obtained from any such counsel, auditors, advisors, agents or other persons in relation to any matter arising in the administration of the Trust Fund.

3.4      CONFLICT OF INTEREST

         The Trustee may and shall not be in breach of this Trust Agreement or liable to account to the Trust Fund for any profit or gain if it does:

         3.4.1 Appoint, employ, contract or deal with any Related Party in discharging its responsibilities hereunder;

         3.4.2 Purchase, hold, sell, invest in or otherwise deal with securities or other assets of the same class and nature as may be held in the Trust Fund, whether for its own account or for the account of another;

         3.4.3 Use in other capacities, for profit or otherwise, knowledge or information gained in its capacity as Trustee under this Trust Agreement; provided that such knowledge and information is not used to prefer any other interests over the interests of the Trust Fund and any such use does not adversely affect the interest of the Trust Fund; or

         3.4.4 Invest the assets of the Trust Fund in the securities or other assets of any Related Party.

3.5      POWERS OF THE TRUSTEE

         The Trustee is hereby vested with every power, right and authority necessary or desirable to enable the Trustee to administer the Trust Fund and carry out its responsibilities in accordance with this Trust Agreement. Where required under this Trust Agreement and subject to
         Section 5.1 hereof, the powers, rights and authorities shall only be exercised on Direction. Without restricting the generality of the foregoing, the Trustee shall have the full power and authority:

         3.5.1    To purchase, or otherwise acquire, as and when so directed by
                  the Company, the common shares of           and retain the
                  same in trust hereunder;

         3.5.2 To sell for cash, convey , exchange for other securities, currencies or other assets, convert, transfer, or otherwise dispose of any securities, currencies or other assets held by it at any time, by any means considered reasonable by the Trustee, and to receive the consideration and grant discharges therefor;

         3.5.3 To commence, defend, adjust or settle suits or legal proceedings in connection with the Trust Fund and to represent the Trust Fund in any such suits or legal proceedings and to keep the Company informed; provided, however, that the Trustee shall not be obliged or required to do so unless it has been indemnified to its satisfaction against all expenses and liabilities sustained or anticipated by the Trustee by reason thereof;

         3.5.4 To hold in trust any securities, currencies or other assets which it may acquire hereunder and generally to exercise any of the powers of an owner with respect to securities or other assets held in the Trust Fund;

         3.5.5 To exercise any conversion privileges, subscription rights, warrants or other rights or options available in connection with any securities or other assets at any time held by the Trustee, and to make any payments incidental thereto; to consent to, or otherwise participate in or dissent from, the reorganization, consolidation, amalgamation or merger of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, any of the securities of which may at any time be held by it, and to do any act with reference thereto, including the delegation of discretionary powers, the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions which it may deem necessary or advisable in connection therewith;

         3.5.6 To vote personally, or by general or by limited proxy, any securities or other assets which may be held by it at any time, and similarly to exercise personally or by general or by limited power of attorney any right appurtenant to any securities or other assets held by it at any time;

         3.5.7 To renew or extend or participate in the renewal or extension of any securities or other assets, upon such terms as it may deem advisable, and to agree to a reduction in the rate of interest on any security or other asset or of any guarantee pertaining thereto, in any manner and to any extent that it may deem advisable; to waive any default whether in the performance of any covenant or condition of any security or other asset, or in the performance of any guarantee, or to enforce rights in respect of any such default in such manner and to such extent as it may deem advisable; to exercise and enforce any and all rights of foreclosure, to bid on property on sale or foreclosure, to take a conveyance in lieu of foreclosure with or without paying a consideration therefor and in connection therewith to release the obligation on the covenant secured by such security and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect of any such security or guarantee pertaining thereto;

         3.5.8 To register the securities or other assets of the Trust Fund in its own name or in the names of its nominees or the nominees of any subcustodian appointed under this Trust Agreement or of any depository authorized under this Trust Agreement, or in bearer form if the investment is not registrable or it would not be in the best interest of the Trust Fund to do otherwise;

         3.5.9 To keep the assets of the Trust Fund wholly or partly, in its principal office or in any one or more of its branches in any Province of Canada or at the office of any financial institution that is authorized to act as a custodian of securities by the laws of any country, province, state or any other political subdivision of any country in which such financial institution is located;

         3.5.10 To hold securities through the facilities of a domestic or foreign depository or clearing agency which is duly authorized to operate a book-based system (including a transnational book-based system) in the country, province, state or other political subdivision of any country in which such depository or clearing agency is located;

         3.5.11 To make, execute, acknowledge and deliver any and all conveyances, contracts, waivers, releases or other documents of transfer and any and all other instruments in writing that may be necessary or proper for the accomplishment of any of the powers herein granted;

         3.5.12 To the extent permitted by the Income Tax Act (Canada), applicable legislation and the regulations, policies and administrative practices of the applicable federal and provincial regulatory authorities as may from time to time apply to the Plan, to borrow (including the right to borrow from a Related Party) money against the assets of the Trust Fund, on such terms and conditions as the Trustee may determine;

         3.5.13 The Trustee may retain uninvested cash balances from time to time on hand in the Fund and may, in its sole discretion:

                  (a) hold the same on a pooled basis in a pooled trust fund, pay interest thereon at the rate from time to time established by Royal Trust and paid with respect to cash balances so held for similar accounts;

                  (b) hold such cash balances on deposit with a bank or such other deposit taking institution in any jurisdiction in such interest bearing account as Royal Trust in its discretion may determine;

                  (c) invest such cash balances in guaranteed investment certificates of itself or any Related Party; or

                  (d) invest such cash balances in units of such short term investment funds as may be established by Royal Trust or any Related Party by declaration of trust or otherwise provided a copy of the applicable declaration of trust or other constating document is provided to the Company;

         3.5.14 To deposit any assets forming part of the Trust Fund, including securities and documents of title held by it hereunder, with any bank or other depository;

         3.5.15 In consultation with the Company, to employ such counsel, auditors, advisors, agents or other persons (who may be employed by the Company) as the Trustee may deem necessary from time to time for the purpose of discharging its duties hereunder and to pay out of the Trust Fund their reasonable expenses and compensation;

         3.5.16 To do all such acts, take all such proceedings and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee, may deem necessary to administer the Trust Fund, and to carry out the purposes of this Trust.

         The exercise of any one or more of the foregoing powers or any combination thereof from time to time shall not be deemed to exhaust the rights of the Trustee to exercise such power or powers or combination of them thereafter from time to time.

                                   ARTICLE IV
                             CONCERNING THE COMPANY

4.1      RESPONSIBILITIES OF THE COMPANY

         The Company shall:

         4.1.1    Have full responsibility for the administration of the Plan;

         4.1.2 Ensure that any Direction is in accordance with the provisions of the Plan and applicable legislation;

         4.1.3 Provide the Trustee with a copy of the Plan and all amendments thereto from time to time;

         4.1.4 Manage the investment of the assets of the Plan in accordance with this Trust Agreement, applicable legislation and any investment policy or guidelines applicable to the Plan, including the appointment under Article V and supervision of one or more Investment Managers for any portion of the assets of the Plan;

         4.1.5 Review any statements of accounts provided by the Trustee in accordance with sub-section 3.1.10 and notify the Trustee of any errors, omissions or discrepancies as may be contained in such statements;

         4.1.6 Provide the Trustee with such Directions, certificates or other documentation or information as may be required by the Trustee to fulfil its obligations under this Trust Agreement or as the Trustee may reasonably request;

         4.1.7 Provide the Trustee with certified copies of the Company's signing authorities, as set out in Schedule A, as amended from time to time; and

         4.1.8    Provide the Trustee with any and all amendments to the Plan.

                                    ARTICLE V
                                   INVESTMENTS

5.1      INVESTMENT OF TRUST FUND

         The Trustee shall hold, invest and reinvest the Trust Fund strictly in accordance with Directions of the Company in common shares of ____________________, or in such deposits or short term investments as may be specified in the said written directions. In the absence of any specific directions by the Company respecting the short term investment of cash balances, the Trustee shall invest in such short term investments as it may select in its sole discretion as herein provided. The investment of the assets of the Plan shall not be limited in any way to investments authorized for trustees under any applicable federal, provincial or territorial legislation.

5.2 Notwithstanding any other provision of this Trust Agreement, the Trustee may dispose of any assets of the Trust Fund on such terms as the Trustee may determine, in order to pay any obligations imposed on the Trust Fund or to repay any loan authorized by this Trust Agreement.

                                   ARTICLE VI
                                 COMMUNICATIONS

6.1      AUTHORIZED OFFICERS

         6.1.1 All Directions of the Company given to the Trustee pursuant to any of the provisions of this Trust Agreement shall be in writing and signed by an authorized officer, person or other representative of the Company and the Trustee shall be fully protected in acting in accordance with such Direction. Directions given by telefax, SWIFT, directly between electro-mechanical or electronic terminals or devices shall be deemed to be in writing and signed by an authorized representative. The Company and each Investment Manager shall, from time to time, provide the Trustee with a certificate substantially in the form of Schedule A attached hereto stating the name of the authorized officer, person or other representative so authorized to act on behalf of the Company or Investment Manager, together with specimen signatures of all such officers, persons or other representatives, and the Trustee shall be entitled to rely upon the identification of such persons as specified in such certificate as the persons entitled to act on the behalf of the Company or Investment Manager for the purposes of this Trust Agreement until a later certificate respecting the same is delivered to the Trustee. To the extent provided under the terms of the Plan or the policies and practices of the Company in respect thereof, a Beneficiary may, through the Company, issue Directions to the Trustee respecting the selection of investments for the account of that Beneficiary. Any such Direction received through the Company shall be deemed to be a Direction from the Company and to have been signed by an authorized person.

         6.1.2 The Trustee is authorized to act on telephone instructions. The Company shall forward Directions confirming telephone instructions on the same day that such verbal instructions are given to the Trustee. The fact that such confirming Directions are not received or that contrary instructions are received by the Trustee shall in no way affect the validity of transactions effected by the Trustee on the basis of the telephone instructions and the Trustee shall be protected in relying on such telephone instructions as if they were Directions of the Company, and, when so given, shall be deemed to have been effectively and sufficiently given for all purposes of this Trust Agreement.

         6.1.3 Where the Company has extended an Interactive Voice Response or such other automated communications facility to allow the Beneficiaries to request information or issue instructions in respect of their accounts in accordance with a certain Administrative Agreement entered into by the Company and Royal Trust Corporation of Canada, the Trustee shall respond to such requests and instructions as and when received from Royal Trust Corporation of Canada. The said requests and instructions shall be deemed to be a properly authorized Direction from the Company hereunder and the Trustee shall be fully protected in acting thereon.

6.2      ADDRESSES FOR DIRECTIONS

         All Directions and notices required or permitted hereunder shall be bound to be given personally, or if sent by pre-paid ordinary mail or if transmitted by telegram, telegraph or telefax or telephone as follows:

         6.2.1    in the case of the Trustee:

                           Royal Trust Corporation of Canada
                           Royal Trust Tower, 7th Floor
                           77 King Street West
                           P.O. Box 7500, Station "A"
                           Toronto, Ontario
                           M5W 1P9

                           ATTENTION: Vice President, Pension Custody Services

                           TELEPHONE: (416) 955-2852

                           TELEFAX:   (416) 955-2630

         6.2.2    in the case of the Company:

                           Draxis Health Inc.
                           6870 Goreway Drive
                           Mississauga, Ontario
                           L4V 1P1

                           ATTENTION: Mr. James A. H. Garner

                           Telephone: (905) 677-0898 ext. 247
                           Telefax: (905) 677-5502

         or at such other address or number as the party to whom any such Direction or notice is to be given shall have last notified the party giving the same in the manner provided in this section.

6.3      DEEMED DELIVERY

         Any Direction or notice delivered personally shall be deemed to have been given on the day it is so given. Subject to disruptions in the postal service, any Direction or notice mailed shall be deemed to have been given and received on the fifth (5) business date following the date of mailing. Any Direction or notice given by telefax, SWIFT, directly between electro-mechanical or electronic terminals or other devices, or by telephone shall be deemed to have been given and received on the day it is brought to the attention of the Trustee's employee to whom it is addressed without thereby creating an obligation for the Trustee to constantly monitor its communication equipment provided however that a reasonable surveillance is performed within the normal business hours of the Trustee where such Direction is sent. The sender of a Direction shall have the obligation of ensuring that the Direction sent by him has been received by the Trustee and the Trustee shall not be held liable for an omission to act resulting from not receiving a Direction.

6.4      PROOF OF CONTENT

         The Trustee shall be entirely protected when relying on a Direction received pursuant to this Article VI and in case of discrepancies between the copy or material representation of a Direction held or produced by the Trustee and such copy or representation held or produced by any person, the copy or material representation held or produced by the Trustee shall be deemed to constitute conclusive evidence of the content of such Direction.

                                   ARTICLE VII
                        RESIGNATION, REMOVAL, APPOINTMENT
                           AND REMUNERATION OF TRUSTEE

7.1      RESIGNATION

         The Trustee may resign at any time after giving ninety (90) days' notice in writing to the Company.

7.2      REMOVAL

         The Company shall have power to remove the Trustee exercisable in writing without notice, at any time that:

         7.2.1    the Trustee shall be declared bankrupt or shall be insolvent;

         7.2.2 the assets or the business of the Trustee shall become liable to seizure or confiscation by any public or governmental authority; or

         7.2.3    the Trustee shall cease to have the qualifications set out in section 7.5.

         The Company may remove the Trustee for any reason at any time upon ninety (90) days' notice in writing or upon such shorter notice as may be mutually agreed by the Company and the Trustee.

7.3      APPOINTMENT OF SUCCESSOR

         In the event of resignation or removal of the Trustee under this Trust Agreement or in the case a vacancy shall arise in trusteeship of the Trust Fund, the Company shall appoint a trustee or other funding agent as successor to the Trustee and shall ensure that such successor has the qualifications set out in section 7.5.

         Notwithstanding the foregoing, any trust company resulting from the merger or amalgamation of the Trustee with one or more trust companies and any trust company which succeeds to substantially all of the trust business of the Trustee shall thereupon become the successor trustee hereunder without further act or formality.

7.4      OBLIGATIONS UPON RESIGNATION OR REMOVAL

         In the event of the resignation or removal of the Trustee, the Trustee shall, upon Direction of the Company, transfer title to all assets comprising the Trust Fund and all books and records maintained by the Trustee for the purpose of its responsibilities under this agreement to the successor appointed under section 7.3. Upon such transfer the Trustee shall be relieved of all responsibilities under this Trust Agreement.

7.5      QUALIFICATIONS OF TRUSTEE

         No person shall at any time be eligible to be appointed as successor to the Trustee other than a person permitted in accordance with applicable legislation.

7.6      FEES AND EXPENSES OF THE TRUSTEE

         The Trustee shall be entitled to such compensation as may from time to time be mutually agreed upon in writing by the Trustee and the Company. Such compensation and all other disbursements made and expenses incurred in the performance of the duties of the Trustee hereunder or arising out of this trust shall constitute a charge upon the Trust Fund and shall be paid out of the Trust Fund unless such compensation, disbursements and expenses shall be paid by the Company within thirty
         (30) days of the date the Trustee sends to the Company an invoice or account for same by any means described in section 6.3 for the giving of notice. The Trustee is authorized to pay out of the Trust Fund on Directions from the Company, the compensation, disbursements and expenses (including any applicable value added tax payable) of others and of the Company relating to the administration of the Plan and the trust.

                                  ARTICLE VIII
                  AMENDMENT AND TERMINATION OF TRUST AGREEMENT

8.1      AMENDMENT OF TRUST AGREEMENT

         The Company and Trustee reserve the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Trust Agreement by notice thereof in writing delivered to the other party, provided that no such amendment which affects the rights, duties or responsibilities of the other party may be made without its consent. The Company and Trustee shall review the terms of this Trust Agreement at least every three years, and if necessary or advisable, amend the Agreement.

         Such review process shall not affect in any way whatsoever the continued validity and enforceability of this Trust Agreement.

8.2      TERMINATION OF TRUST AGREEMENT

         This Trust Agreement may be terminated at any time by an instrument in writing executed by the Company and the Trustee.

         Upon such termination, the Trust Fund shall be paid out by the Trustee on Direction of the Company subject to subsection 4.1.6 provided:

         8.2.1 any fees and expenses payable under this Trust Agreement from the Trust Fund, shall first be deducted and paid;

         8.2.2 no such payment, except one made under section 8.2.1 shall be made without satisfactory evidence being provided to the Trustee that such approvals of appropriate federal or provincial authorities, as may be required under any legislation or regulations, have been obtained; and

         8.2.3 the provisions of this Trust Agreement shall survive any termination until all assets comprising the Trust Fund have been paid out or distributed.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1      SEVERANCE OF ILLEGAL OR INVALID PROVISION

         If any provision of this Trust Agreement shall be held illegal or invalid for any reason by a Court of competent jurisdiction, such illegality or invalidity shall not affect the remaining provisions of this Trust Agreement but this Trust Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

9.2      ASSIGNMENT

         This Trust Agreement may not be assigned by the Trustee without the consent in writing of the Company but may be assigned by the Company to a successor in the business of the Company or to a corporation with which the Company may amalgamate or merge or a corporation resulting from any reconstruction or reorganization of the Company.

9.3      INTERPRETATION

         Unless the context requires otherwise, any terms or provisions importing the plural shall include the singular and vice versa and any terms or provisions importing the masculine gender shall include the feminine gender.

9.4      GOVERNING LAW

         This Trust Agreement shall be construed, administered and enforced according to the laws of the Province of Ontario and the laws of Canada applicable therein and the Trustee shall be liable to account only in the Courts of that Province.

9.5      ENTIRE AGREEMENT

         This Trust Agreement and any schedules or exhibits hereto constitute the whole and entire agreement between the parties in respect of the subject matter hereof and cancel and supersede any prior written or verbal agreements including undertakings, declarations or representations made with respect thereto.

IN WITNESS WHEREOF the parties have caused this Trust Agreement to be executed by their respective duly authorized officers effective as of the day and year first above written.

                                             DRAXIS HEALTH INC.

                                             /s/ James A.H. Garner
                                             -----------------------------------
                                             NAME


                                             SVP & CFO
                                             -----------------------------------
                                             TITLE


                                             /s/ J. Le Saux
                                             -----------------------------------
                                             NAME


                                             Senior Vice President, Secretary
                                             and Chief Development Officer
                                             -----------------------------------
                                             TITLE



                                             ROYAL TRUST CORPORATION OF CANADA



                                             -----------------------------------
                                             NAME



                                             -----------------------------------
                                             TITLE



                                             -----------------------------------
                                             NAME



                                             -----------------------------------
                                             TITLE

                       SCHEDULE "A" TO THE TRUST AGREEMENT
                             (the "Trust Agreement")
                           ESTABLISHING THE TRUST FUND
             FOR THE DRAXIS HEALTH INC. EMPLOYEE STOCK OWNERSHIP PLAN
                    DATED AS OF THE_____DAY OF_________, 19____

                   CERTIFICATE OF AUTHORIZED SIGNING OFFICERS

The following are specimen signatures of persons, duly authorized to give all communications of the Draxis Health Inc. to Royal Trust Corporation of Canada pursuant to the Trust Agreement.

The Draxis Health Inc. assumes responsibility for amending this list from time to time.

          Signature:  /s/ J.A.H. GARNER
                    ---------------------------------------
          Name:       J.A.H. GARNER
                    ---------------------------------------
          Title:      SVP & CFO
                    ---------------------------------------

          Signature:  /s/ J. Le Saux
                    ---------------------------------------

          Name:       Jacqueline Le Saux
                    ---------------------------------------
                      Senior Vice President, Secretary
          Title:      and Chief Development Officer
                    ---------------------------------------

          Signature:  /s/ Dr. Martin Barkin
                    ---------------------------------------

          Name:       Dr. Martin Barkin
                    ---------------------------------------

          Title:      President and CEO
                    ---------------------------------------

          Signature:  /s/ Douglas M. Parker
                    ---------------------------------------

          Name:       DOUGLAS M. PARKER
                    ---------------------------------------

          Title:      DIRECTOR, LEGAL AFFAIRS
                    ---------------------------------------

          Signature:
                    ---------------------------------------

          Name:
                    ---------------------------------------

          Title:
                    ---------------------------------------

                              Certified by
Date:                         Authorized Signatory:  /s/ J. Le Saux
     ---------------                               -----------------------------

                               DRAXIS HEALTH INC.
                          Employee Stock Ownership Plan
                      Summary Terms and Conditions (Revised(1))

                                                                           FINAL
                                                                 January 4, 1999

Purpose To develop the interest and incentive of employees in owning and retaining Draxis common shares.

Participants                        EMPLOYEES OF DRAXIS HEALTH INC. AND ITS
                                    SUBSIDIARIES.

                                    THE PROVISION CURRENTLY IN THE PLAN
                                    REQUIRING CONTINUOUS EMPLOYMENT FROM JUNE
                                    30TH TO DECEMBER 31ST OF A GIVEN YEAR WILL
                                    BE DELETED.

Notification                        PRIOR TO DECEMBER 31 OF EACH YEAR,
                                    PARTICIPANTS WILL INDICATE WHETHER THEY WISH
                                    NOT TO PARTICIPATE IN THE PLAN FOR THE YEAR
                                    THEN ENDING. IN THE ABSENCE OF SUCH NOTICE,
                                    ALL EMPLOYEES WILL BE ASSUMED TO BECOME
                                    PARTICIPANTS FOR THE YEAR THEN ENDING.

Employee Shares                     THE PROVISIONS CURRENTLY IN THE PLAN
                                    REGARDING EMPLOYEE SHARES (I.E. ELECTED
                                    NUMBER) WILL BE DELETED.

Plan Shares                         FOR EACH PARTICIPANT, THAT NUMBER OF COMMON
                                    SHARES ("PLAN SHARES") EQUAL TO 7% OF THE
                                    PARTICIPANT'S TOTAL CASH COMPENSATION FOR
                                    THE YEAR (INCLUDING SALARY PLUS BONUS)
                                    DIVIDED BY THE CLOSING SHARE PRICE ON THE
                                    TORONTO STOCK EXCHANGE ON THE LAST BUSINESS
                                    DAY OF DECEMBER WILL BE ACQUIRED BY AND
                                    DEPOSITED INTO THE TRUST.

                                    PAYMENT FOR PLAN SHARES WILL BE FUNDED
                                    THROUGH AN INTEREST-FREE LOAN TO THE
                                    EMPLOYEE FROM THE COMPANY, WHICH WILL BE
                                    RECOURSE ONLY TO THE PLAN SHARES.

                                    IF AT ANY TIME THE PLAN SHARES, PLEDGED AS
                                    SECURITY FOR AN INTEREST-FREE LOAN, ARE
                                    ACCEPTED BY THE TRUST IN SATISFACTION OF THE
                                    LOAN, AN AMOUNT WILL (DEPENDING UPON THE
                                    TERMS OF THE PLAN) BE INCLUDABLE IN THE
                                    PARTICIPANT'S INCOME EQUAL TO THE
                                    DIFFERENCE, IF ANY, BETWEEN THE AMOUNT OF
                                    THE LOAN OUTSTANDING AND THE VALUE OF THE
                                    PLAN SHARES AT THAT TIME.

                                    FOR PURPOSES OF THE PLAN AND REGARDLESS OF
                                    THE ACTUAL PURCHASE PRICE, PLAN SHARES WILL
                                    BE DEEMED TO BE ACQUIRED BY THE TRUST AT THE
                                    CLOSING SHARE PRICE ON THE TORONTO STOCK
                                    EXCHANGE ON THE LAST BUSINESS DAY OF
                                    DECEMBER.

----------
(1) PROPOSED MODIFICATIONS TO THE PLAN ARE SHOWN IN BOLDFACE.

ESPBP

Plan Shares (continued)             PLAN SHARES WILL BE RELEASED 20%, 20%, 20%,
                                    20% AND 20% IN THE JANUARY FOLLOWING THE
                                    1ST, 2ND , 3RD, 4TH AND 5RD ANNIVERSARIES
                                    ("RELEASE DATES") OF INITIAL PURCHASE
                                    FOLLOWING PAYMENT OF THE RELATED PRINCIPAL
                                    AMOUNT OF THE INTEREST-FREE LOAN.

                                    THE INTEREST-FREE LOAN WILL BE SATISFIED ON
                                    EACH RELEASE DATE BY DRAXIS DECLARING A CASH
                                    BONUS FOR EACH PARTICIPANT IN THE AMOUNT OF
                                    THE RELATED PRINCIPAL AMOUNT OF THE
                                    INTEREST-FREE LOAN. SUCH BONUS WILL BE
                                    TAXABLE WHEN IT IS RECEIVED. THE FULL
                                    PRE-TAX PORTION OF THE BONUS WILL BE PAID TO
                                    THE TRUST IN SATISFACTION OF THE INTEREST
                                    FREE LOAN. SHARE CERTIFICATES REPRESENTING
                                    THE PLAN SHARES WILL BE RELEASED TO
                                    PARTICIPANTS FOLLOWING PAYMENT BY THE
                                    PARTICIPANT OF THE REQUISITE WITHHOLDINGS ON
                                    THE AMOUNT OF BONUS.

                                    ONCE RELEASED FROM THE TRUST, PLAN SHARES
                                    MAY BE SOLD AT ANY TIME, SUBJECT TO THE
                                    COMPANY'S POLICIES GOVERNING TRADING IN ITS
                                    SHARES.

TERMINATION OF EMPLOYMENT           PARTICIPANTS ARE ENTITLED TO RECEIVE PLAN
                                    SHARES FOLLOWING TERMINATION OF EMPLOYMENT
                                    DUE TO DEATH, PERMANENT DISABILITY OR
                                    RESIGNATION AFTER AGE 60, IN THE SAME MANNER
                                    AS IF THEY HAD CONTINUED THEIR EMPLOYMENT
                                    WITH THE COMPANY. PARTICIPANTS WILL LOSE
                                    THEIR ENTITLEMENT TO PLAN SHARES FOLLOWING
                                    TERMINATION OF EMPLOYMENT FOR ANY OTHER
                                    REASON.

CHANGE OF CONTROL                   THE TAKE-OVER BID PROVISIONS OF THE PLAN
                                    WILL BE EXPANDED SO AS TO COVER THE
                                    FOLLOWING CHANGE OF CONTROL SCENARIOS TO
                                    MAKE THE PLAN CONSISTENT WITH THE PROVISIONS
                                    OF THE COMPANY'S STOCK OPTION AND EMPLOYEE
                                    PARTICIPATION SHARE PURCHASE PLANS IN THIS
                                    AREA.

                                    A CHANGE OF CONTROL WILL BE DEFINED AS:

                                    (a)      AN OFFEROR MAKES A CASH OFFER OR AN
                                             EXCHANGE OFFER TO PURCHASE 50% OR
                                             MORE OF THE OUTSTANDING SHARES TO
                                             SUBSTANTIALLY ALL HOLDERS OF THE
                                             SHARES;

                                    (b)      AN INSIDER MAKES AN OFFER TO
                                             PURCHASE SHARES TO SUBSTANTIALLY
                                             ALL HOLDERS OF THE SHARES;

                                    (c)      AN OFFEROR MAKES AN OFFER, BY WAY
                                             OF MERGER, AMALGAMATION,
                                             REORGANIZATION, CONSOLIDATION,
                                             EXCHANGE OR OTHERWISE, THE RESULT
                                             OF WHICH WOULD BE THE ACQUISITION
                                             BY SUCH OFFEROR, DIRECTLY OR
                                             INDIRECTLY, OF 50% OR MORE OF THE
                                             OUTSTANDING EQUITY SECURITIES OF
                                             THE COMPANY OR THE SUCCESSOR
                                             ENTITY; OR

                                    (d)      AN OFFEROR MAKES AN OFFER TO
                                             PURCHASE SUBSTANTIALLY ALL OF THE
                                             ASSETS OF THE COMPANY;

                                    AND THE BOARD OF DIRECTORS RECOMMENDS
                                    ACCEPTANCE OF SUCH OFFER TO THE SHAREHOLDERS
                                    OF THE COMPANY.
--------------------------------------------------------------------------------

ESPBP

CHANGE OF CONTROL (CONTINUED)       UPON A CHANGE OF CONTROL TYPE (a), (b) OR
                                    (c):

                                    (i) ALL PLAN SHARES HELD BY THE TRUST WOULD
                                    BE TENDERED OR VOTED IN FAVOUR OF THE
                                    PROPOSED TRANSACTION; AND (ii) IN THE
                                    EVENT THE PROPOSED TRANSACTION IS
                                    SUCCESSFUL, THE COMPANY WOULD DECLARE A
                                    CASH BONUS FOR EACH PARTICIPANT IN THE
                                    AMOUNT OF ALL OUTSTANDING PROMISSORY NOTES
                                    PAYABLE. THE FULL PRE-TAX PORTION OF THE
                                    BONUS WILL BE PAID TO THE TRUST IN
                                    SATISFACTION OF THE INTEREST-FREE LOANS. THE
                                    CONSIDERATION PURSUANT TO THE TRANSACTION
                                    WILL BE RELEASED TO PARTICIPANTS FOLLOWING
                                    PAYMENT BY THEM OF THE REQUISITE
                                    WITHHOLDINGS ON THE AMOUNT OF BONUS.

                                    UPON A CHANGE OF CONTROL TYPE (d):

                                    (i) ALL PLAN SHARES HELD BY THE TRUST WOULD
                                    BE VOTED IN FAVOUR OF THE PROPOSED
                                    TRANSACTION; AND (ii) IN THE EVENT THE
                                    PROPOSED TRANSACTION IS SUCCESSFUL, THE
                                    COMPANY WOULD DECLARE A CASH BONUS FOR EACH
                                    PARTICIPANT IN THE AMOUNT OF ALL OUTSTANDING
                                    PROMISSORY NOTES PAYABLE. THE FULL PRE-TAX
                                    PORTION OF THE BONUS WILL BE PAID TO THE
                                    TRUST IN SATISFACTION OF THE INTEREST FREE
                                    LOANS. ALL PLAN SHARES WILL BE RELEASED TO
                                    PARTICIPANTS FOLLOWING PAYMENT BY THEM OF
                                    THE REQUISITE WITHHOLDINGS ON THE AMOUNT OF
                                    BONUS.

                                    IN THE EVENT THE BOARD OF DIRECTORS DOES NOT
                                    RECOMMEND ACCEPTANCE OF A CHANGE OF CONTROL
                                    OFFER, THE PLAN SHARES WOULD BE VOTED IN
                                    ACCORDANCE WITH THE BOARD RECOMMENDATION.
                                    HOWEVER, IN THE EVENT A CHANGE OF CONTROL
                                    TAKES PLACE NOTWITHSTANDING THE BOARD'S
                                    RECOMMENDATION AGAINST THE OFFER, THE
                                    CONSEQUENCES DESCRIBED ABOVE RELATING TO A
                                    RECOMMENDED CHANGE OF CONTROL SHALL APPLY.
                                    IN THE EVENT A CHANGE OF CONTROL DOES NOT
                                    TAKE PLACE THE PROVISIONS OF THE PLAN AS
                                    THEY EXISTED PRIOR TO RECEIVING A CHANGE OF
                                    CONTROL OFFER WILL APPLY.

Source of Shares                    All Plan Shares purchased by the Trust will
                                    be purchased on the Toronto Stock Exchange.

Administration Costs                All costs of administration of the Plan will
                                    be borne by the Company.

Commissions                         Commissions on the purchase of Plan Shares
                                    by the Trust will be paid by the Company.
                                    Commissions on the sale of shares are borne by the seller.

Voting Other than as provided for under "Change of Control", Plan Shares held by the Trust will be voted according to the directions of the employees for whom the shares are held.


--------------------------------------------------------------------------------
                                                                     Page 3 of 4

ESPBP

DISTRIBUTIONS                       DISTRIBUTIONS (EG DIVIDENDS) IN RESPECT OF
                                    PLAN SHARES HELD BY THE TRUST WILL FLOW
                                    THROUGH TO THE EMPLOYEES FOR WHOM THE SHARES
                                    ARE HELD AND DISTRIBUTED TO THOSE EMPLOYEES
                                    UPON RELEASE OF THE SHARES TO WHICH SUCH
                                    DISTRIBUTIONS RELATE.

APPLICATION                         ALL PROVISIONS SET FORTH HEREIN WILL HAVE
                                    EFFECT FROM THE PARTICIPATION PERIOD
                                    BEGINNING DECEMBER 1998.

                                    PROVISIONS DESCRIBED UNDER "TERMINATION OF
                                    EMPLOYMENT" AND "CHANGE OF CONTROL" WILL
                                    ALSO HAVE EFFECT FOR PREVIOUS PARTICIPATION
                                    YEARS.

REVIEW DATE                         A FULL REVIEW OF THE PLAN WILL BE CONDUCTED
                                    AS AT DECEMBER 31, 1999.


--------------------------------------------------------------------------------
                                                                     Page 4 of 4